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                                                                      Exhibit 99


                         THE UNITED ILLUMINATING COMPANY
                  NOTICE OF SPECIAL MEETING OF THE SHAREOWNERS


Date:    March 17, 2000

Time:    10:00 a.m.

Place:   The United Illuminating Company
         Electric System Work Center
         801 Bridgeport Avenue
         Shelton, Connecticut

MATTER TO BE VOTED ON:

Approval of the proposal to reorganize The United Illuminating Company's current corporate structure by forming a holding company structure under an agreement and plan of merger and share exchange.

You can vote your shares of common stock at the special meeting if our records show that you owned the shares on January 18, 2000.

WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT WE HAVE PROVIDED TO YOU. IF YOU MAIL THE ENVELOPE TO US FROM ANYWHERE IN THE UNITED STATES, THEN YOU DO NOT HAVE TO PUT ANY POSTAGE STAMPS ON THE ENVELOPE.

January 28, 2000

                                         By Order of the Board of Directors,

                                         ROBERT L. FISCUS
                                         Vice Chairman, Chief Financial Officer,
                                         Treasurer and Secretary

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                             YOUR VOTE IS IMPORTANT

In order to save us the expense of further solicitation to ensure that a quorum is present at the special meeting, please mail your proxy to us promptly - regardless of the number of shares you own, and regardless of whether you plan to attend the meeting.

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A DIAGRAM SHOWING THE LOCATION OF THE UNITED ILLUMINATING COMPANY'S ELECTRIC
SYSTEM WORK CENTER APPEARS ON THE [INSIDE OF THE] BACK COVER OF THE PROXY STATEMENT AND PROSPECTUS.

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                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

/ X /  Please mark your votes as in this example
 --

                                            FOR         AGAINST        ABSTAIN
APPROVAL OF PROPOSAL                        |_|           |_|            |_|
TO REORGANIZE THE UNITED
ILLUMINATING COMPANY'S
CURRENT CORPORATE STRUCTURE
BY FORMING A HOLDING COMPANY
STRUCTURE UNDER AN AGREEMENT
AND  PLAN OF MERGER AND SHARE
EXCHANGE.  (Recommended by the Board of Directors.)


Signature ____________________ Signature ____________________ Dated ____________

NOTE: When signing as attorney, executor, administrator, trustee or guardian, give title as such. If signer is a corporation, sign in the corporate name by duly authorized officer.



                         THE UNITED ILLUMINATING COMPANY

                               COMMON STOCK PROXY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Nathaniel D. Woodson, or Robert L. Fiscus (in the absence of Mr. Woodson), as proxy, for and in the name of the undersigned and with all powers the undersigned would possess if personally present, to vote all shares of the Common Stock of The United Illuminating Company that the undersigned is entitled to vote at the Special Meeting of the Shareowners to be held on Friday, March 17, 2000, and at any adjournments thereof.

     THIS PROXY, WHEN PROPERLY SIGNED AND RETURNED TO THE UNITED ILLUMINATING COMPANY, WILL BE VOTED IN THE MANNER INDICATED ON THE REVERSE SIDE. UNLESS OTHERWISE DIRECTED ON THE REVERSE SIDE, THE UNDERSIGNED'S VOTE WILL BE CAST FOR APPROVAL OF THE PROPOSAL TO REORGANIZE THE UNITED ILLUMINATING COMPANY'S CURRENT CORPORATE STRUCTURE BY FORMING A HOLDING COMPANY STRUCTURE UNDER AN AGREEMENT AND PLAN OF MERGER AND SHARE EXCHANGE.

            (CONTINUED, AND TO BE SIGNED AND DATED, ON REVERSE SIDE)